                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 10, 2004

                        Commission File Number: 333-44586

                           MAXIM MORTGAGE CORPORATION
               (Exact name of registrant as specified in charter)

                                   58-2565680
                             (IRS Employer I.D. No.)

                                    DELAWARE
                       (State of or other jurisdiction of
                         incorporation or organization)

                          7740 Roswell Road, Suite 400
                             Atlanta, Georgia 30350
                    (Address of Principal Executive Offices)

                                 (404) 591-0675
              (Registrant's Telephone Number, Including Area Code)

                                       1

Item 2. Acquisition or Disposition of Assets

On May 10th, 2004 NovaStar informed us that part of the financial agreement between the branch and our corporate entity would be modified. As a result, we have determined that it would no longer be financially feasible for us to continue as a branch of NovaStar and have therefore terminated our relationship with NovaStar effective May 31, 2004. Following such date, we will no longer have any operating business and management will instead focus on evaluating all opportunities to enhance shareholder value.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Maxim Mortgage Corporation

By /s/ Joel Arberman
Joel Arberman
President

Date: May 12, 2004